gsr05ar7 - Price/Yield - 3A1

Balance	$42,271,711	Delay	24
Coupon	5.19527	Dated	10/1/2005
Settle	10/31/2005	First Payment	11/25/2005

Price	15CPB	20CPB	25CPB	30CPB	35CPB
99.83761	5.099	5.046	4.991	4.933	4.873	Yield
99.83761	48	46	46	46	44	Spread
99.85327	5.086	5.030	4.971	4.908	4.843	Yield
99.85327	47	45	44	44	41	Spread
99.86893	5.074	5.014	4.950	4.883	4.813	Yield
99.86893	46	43	42	41	38	Spread
99.88460	5.062	4.997	4.930	4.858	4.783	Yield
99.88460	45	41	40	39	35	Spread
99.90026	5.050	4.981	4.909	4.833	4.753	Yield
99.90026	43	40	38	36	32	Spread
99.91592	5.038	4.965	4.888	4.808	4.723	Yield
99.91592	42	38	36	34	29	Spread
99.93158	5.026	4.949	4.868	4.783	4.694	Yield
99.93158	41	36	34	31	26	Spread
99.94725	5.014	4.933	4.847	4.758	4.664	Yield
99.94725	40	35	32	29	23	Spread
99.96291	5.002	4.916	4.827	4.733	4.634	Yield
99.96291	38	33	30	26	20	Spread
99.97857	4.990	4.90	4.807	4.708	4.604	Yield
99.97857	37	32	28	24	18	Spread
99.99424	4.978	4.884	4.786	4.683	4.574	Yield
99.99424	36	30	26	21	15	Spread
100.00990	4.966	4.868	4.766	4.658	4.545	Yield
100.00990	35	28	24	19	12	Spread
100.02556	4.954	4.852	4.745	4.633	4.515	Yield
100.02556	34	27	22	16	9	Spread
100.04122	4.942	4.836	4.725	4.608	4.485	Yield
100.04122	32	25	20	14	6	Spread
100.05688	4.930	4.820	4.704	4.583	4.456	Yield
100.05688	31	23	18	11	3	Spread
100.07255	4.918	4.803	4.684	4.558	4.426	Yield
100.07255	30	22	16	9	0	Spread
100.08821	4.906	4.787	4.533	4.533	4.396	Yield
100.08821	29	20	14	6	-3	Spread

WAL	1.39	1.02	0.80	0.65	0.54
ModDurn	1.29	0.96	0.76	0.62	0.52
Principal Window	Nov05 - Oct08	Nov05 - Dec07	Nov05 - Jul07	Nov05 - Mar07	Nov05 - Dec06
Optional Redemption	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

gsr05ar7 - Price/Yield - 3A1

Balance	$42,271,711	Delay	24
Coupon	5.19527	Dated	10/1/2005
Settle	10/31/2005	First Payment	11/25/2005

Price	15CPB	20CPB	25CPB	30CPB	35CPB
99.83761	5.099	5.046	4.991	4.933	4.873	Yield
99.83761	48	46	46	46	44	Spread
99.85327	5.086	5.030	4.971	4.908	4.843	Yield
99.85327	47	45	44	44	41	Spread
99.86893	5.074	5.014	4.950	4.883	4.813	Yield
99.86893	46	43	42	41	38	Spread
99.88460	5.062	4.997	4.930	4.858	4.783	Yield
99.88460	45	41	40	39	35	Spread
99.90026	5.050	4.981	4.909	4.833	4.753	Yield
99.90026	43	40	38	36	32	Spread
99.91592	5.038	4.965	4.888	4.808	4.723	Yield
99.91592	42	38	36	34	29	Spread
99.93158	5.026	4.949	4.868	4.783	4.694	Yield
99.93158	41	36	34	31	26	Spread
99.94725	5.014	4.933	4.847	4.758	4.664	Yield
99.94725	40	35	32	29	23	Spread
99.96291	5.002	4.916	4.827	4.733	4.634	Yield
99.96291	38	33	30	26	20	Spread
99.97857	4.990	4.90	4.807	4.708	4.604	Yield
99.97857	37	32	28	24	18	Spread
99.99424	4.978	4.884	4.786	4.683	4.574	Yield
99.99424	36	30	26	21	15	Spread
100.00990	4.966	4.868	4.766	4.658	4.545	Yield
100.00990	35	28	24	19	12	Spread
100.02556	4.954	4.852	4.745	4.633	4.515	Yield
100.02556	34	27	22	16	9	Spread
100.04122	4.942	4.836	4.725	4.608	4.485	Yield
100.04122	32	25	20	14	6	Spread
100.05688	4.930	4.820	4.704	4.583	4.456	Yield
100.05688	31	23	18	11	3	Spread
100.07255	4.918	4.803	4.684	4.558	4.426	Yield
100.07255	30	22	16	9	0	Spread
100.08821	4.906	4.787	4.533	4.533	4.396	Yield
100.08821	29	20	14	6	-3	Spread

WAL	1.39	1.02	0.80	0.65	0.54
ModDurn	1.29	0.96	0.76	0.62	0.52
Principal Window	Nov05 - Oct08	Nov05 - Dec07	Nov05 - Jul07	Nov05 - Mar07	Nov05 - Dec06
Optional Redemption	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)	Call (N,N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.